Prepayment and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Prepayment and Other Current Assets
Loan receivables, net	¥ 72,351		¥ 79,729
Prepayments for services	33,742		30,214
Interest receivable	16,463		20,938
Prepaid rental and other deposits	7,007		18,013
Deductible VAT	13,192		10,524
Prepayments to inventory suppliers	42,510		6,329
Others	9,937		6,027
Total	¥ 195,202	$ 26,743	¥ 171,774